Loan agreement

金銭消費貸借契約証書

（自動変更・固定金利共用）

Financing date September 30, 2022

60,000 印紙

To: Resona bank, Ltd

株式会社　りそな銀行　御中

借入日
西暦 2022 年 9 月 30 日
2022　9　30

Loanee: Mediasite K.K.

住所　東京都港区港南2-12-32 SOUTH PORT品川8F

債務者　メディアサイト株式会社 代表取締役　宗　雪　敏　英

メディアサイト株式会社　様

返済用預金口座届出印

本契約印と異なる場合に押捺してください。

住所

連帯保証人　Cosigner: N/A

住所

連帯保証人

債務者は、別に締結した銀行取引約定書の各条項のほかに本約定を承認のうえ、借入日に、貴社から次の要項のとおり金銭を借入れ、これを受領しました。（それぞれいずれかの □内にレで表示する）

第1条（借入要項）

金額	Financing amount ¥60,000,000－
資金使途	長期運転資金 Purpose of the loan: Long-term working capital
最終返済期限	西暦2029年09月28日 Final repayment date: September 28, 2029
利率 Rate per year	年　1.475　%の割合（年365日の日割計算）Interest is calculated on 365 day pro-rate basis.
返済方法 Repayment method	□ 期日一括返済 レ 分割返済 Monthly installments From October 31, 2022 to August 31, 2029: 715,000 yen per month

返済期間または返済年月日	返済日	返済間隔	返済金額（円）
西暦2022年10月31日～西暦2029年08月31日	31 日	1 ケ月	715,000
西暦2029年09月28日 September 28, 2029			655,000

（説明了承、控受領欄）

契約当事者全員が押捺してください

・本件契約証書の記載内容について説明を受け、控を受領しました。

【連帯保証人】

・「銀行取引約定書」と連帯保証の内容について説明を受け、「銀行取引約定書のご案内」と「連帯保証に関するご案内」を受領しました。

【銀行使用欄】

A３ヨコ両面

稟議番号	32-02815
実行管理番号	2022091500390

検印	係印	保証意思確認管理者作成	預金届出印照合	印鑑照合	受付印

274　九段　0994226　メディアサイト株式会社

AB030-009-2（2020.3改）完済後7年　Ver.0